REGISTRATION NO. 333-53589/811-08789

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 27	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 29	[X]

VALIC COMPANY II

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2919 ALLEN PARKWAY

HOUSTON, TEXAS 77019

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

201.324.6369

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

KATHLEEN D. FUENTES, ESQ.

HARBORSIDE FINANCIAL CENTER

3200 PLAZA 5

JERSEY CITY, NJ 07311-4992

(NAME AND ADDRESS FOR AGENT FOR SERVICE)

THE CORPORATION TRUST COMPANY

300 EAST LOMBARD ST.

BALTIMORE, MARYLAND 21202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

Copy to:

DAVID M. LEAHY, ESQ.

SULLIVAN & WORCESTER LLP

1666 K STREET, N.W.

WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[X]	Immediately upon filing pursuant to paragraph (b)
[ ]	on [ ], pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date), pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VALIC COMPANY II

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

PROSPECTUS

October 1, 2016

VALIC Company II (“VC II”) is a mutual fund complex made up of 15 separate funds, one of which is described in this prospectus. The investment objective of the Government Money Market II Fund (the “Fund” and, formerly, the Money Market II Fund) is to seek liquidity, protection of capital and current income through investments in short-term money market instruments (Ticker: VIIXX). The Fund is explained in more detail in its Fund Summary contained herein.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

-i-

FUND SUMMARY: GOVERNMENT MONEY MARKET II FUND (formerly, Money Market II Fund)

Investment Objective

The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown then the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	0.64%
Expense Reimbursement	0.09%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.55%

(1) The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2017, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.55%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$196	$348	$790

Principal Investment Strategy of the Fund

The Fund invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized by cash and/or U.S. Government securities. In addition, under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and/or repurchase agreements that are collateralized by U.S. Government securities. A “government money market fund” under Rule 2a-7, such as the Fund, may, but is not required to, impose liquidity fees and redemption gates. The Fund’s Board of Trustees has determined that the Fund will not be subject to the liquidity fee and redemption gate provisions of Rule 2a-7, although the Board may elect to impose liquidity fees or redemption gates in the future.

The Fund is a money market fund and seeks to maintain a stable share price of $1.00. In order to do this, the Fund must follow rules of the Securities and Exchange Commission (“SEC”) as to the liquidity, diversification and maturity of its investments.

Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide

FUND SUMMARY: GOVERNMENT MONEY MARKET II FUND

financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The following is a summary of the principal risks of investing in the Fund.

Credit Risk: The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments. Credit risk is expected to be low for the Fund because of its investment in U.S. Government securities.

Interest Rate Risk: While the Fund will invest primarily in short-term securities, you should be aware that the value of the Fund’s investments may be subject to changes in interest rates. A decline in interest rates will generally affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value (“NAV”) of $1.00 per share, it is possible, though unlikely, that an increase or decrease in interest rates would change the value of your investment in the Fund. In addition, when interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

Repurchase Agreements Risk: Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of the Fund to decline.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Citi Treasury Bill 3 Month Index. Prior to September 28, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold as part of its principal investment strategy. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart below, the highest return for a quarter was 1.21% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2015). For the year-to-date through June 30, 2016, the Fund’s return was 0.00%.

FUND SUMMARY: GOVERNMENT MONEY MARKET II FUND

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	0.01%	0.01%	1.17%
Citi Treasury Bill 3 Month Index	0.03%	0.05%	1.17%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is subadvised by SunAmerica Asset Management, LLC.

IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Fund Shares

Shares of the Fund may only be purchased or redeemed through Variable Contracts offered by the separate accounts of The Variable Annuity Life Insurance Company (“VALIC”) or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of the Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Fund does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract may contain additional information about purchases and redemptions of the Fund’s shares.

Tax Information

The Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Fund and its related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Fund as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGY AND RISKS

The Fund’s investment objective, principal investment strategy and principal risks are described in the Fund Summary. Additional information regarding the Fund’s investment strategy and investment risks are provided below.

The principal investment objective and strategy for the Fund are non-fundamental and may be changed by the Board of Trustees of VALIC Company II (“VC II”) without investor approval. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s investment strategy that requires 80% of its net assets to be invested in certain types of securities described in the name of the Fund. References to “net assets” take into account any borrowings for investment purposes by a Fund. Unless stated otherwise, all percentages are calculated as of the time of purchase.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”), who provides services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements and those contractual arrangements cannot be enforced by shareholders.

This Prospectus and the Statement of Additional Information (“SAI”) provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Fund may invest in limited instances. These other securities and investment techniques are listed in the SAI, which you may obtain free of charge (see back cover).

All Fund investments must comply with the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules adopted by the Securities and Exchange Commission (“SEC”).

INVESTMENT GLOSSARY

Investment Terms

The Fund’s objective, investment strategy and risks are described above. More detail on the Fund’s investments and investment techniques is shown below. The Fund may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

Diversification

The Fund may not purchase the securities of any issuer, if, as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time.

Repurchase Agreements

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury; however, they involve federal sponsorship. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

Investment Risks

Credit Risk

The value of a fixed-income security is directly affected by an issuer’s ability to pay principal and interest on time. The value of your investment may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy. Credit risk is expected to be low for the Fund because of its investments in U.S. Government securities.

Cybersecurity Risk

Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, the Fund’s subadviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.

Interest Rate Risk

While the Fund will invest primarily in short-term securities, you should be aware that the value of the Fund’s investments may be subject to changes in interest rates. A decline in interest rates will generally affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The

INVESTMENT GLOSSARY

change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable NAV of $1.00 per share, it is possible, though unlikely, that an increase or decrease in interest rates would change the value of your investment in the Fund. In addition, when interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

Management Risk

Different investment styles and strategies tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The investment style or strategy used by the subadviser may fail to produce the intended result. Moreover, the Fund may outperform or underperform funds that employ a different investment style or strategy. The subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Repurchase Agreements Risk

Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of the Fund to decline.

U.S. Government Obligations Risk

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

About the Index

The Citi Treasury Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

ACCOUNT INFORMATION

VC II Shares

VC II is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, VC II offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares

As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Fund that make up VC II. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, the separate account, trustee or custodian in turn, buys the shares of the Fund according to your instructions. After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Fund;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement. The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, VC II reserves the right to refuse to sell shares of the Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. Although VC II normally redeems Fund shares for cash, VC II has the right to pay separate account assets other than cash (“redemption-in-kind”) for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less.

Execution of requests. VC II is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by VC II. If the order is received by VC II, or the insurance company as its authorized agent, before VC II’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

Normally, VC II redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of the Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC II’s shareholders. For these purposes, the SEC determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Frequent or Short-term Trading

The Fund, which is offered only through Contracts, Plans or IRAs, is intended for long-term investment and not as a frequent short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that

ACCOUNT INFORMATION

use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below. VC II believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the subadviser to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Shares of the Fund are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC II to monitor transfers made by the participants in separate accounts or Plans maintained by Financial Intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. VC II’s policy is that the Fund will rely on the Financial Intermediaries to monitor market timing within a Fund to the extent that VC II believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of the Fund.

There is no guarantee that VC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC II detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC II becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC II has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC II reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a

Financial Intermediary, that VC II determines not to be in the best interest of the Fund. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC II.

Payments in Connection with Distribution

VALIC, as a life insurance company and as the Adviser of the Fund, receives revenue sharing payments from certain subadvisers to the VC II Funds (other than SunAmerica Asset Management, LLC, an affiliated investment adviser) in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the VC II Funds, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or subadvisers.

Selective Disclosure of Portfolio Holdings

VC II’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued

The NAV for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. The NAV for the Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. The value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

The securities held by the Fund are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Fund’s net asset value per share at $1.00.

ACCOUNT INFORMATION

These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income

Dividends from net investment income are declared daily and paid monthly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.

Distributions from Capital Gains

When the Fund sells a security for more than it paid for that security, a capital gain results. Distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences

As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus, Plan document or custodial agreement or your tax professional for further information concerning the federal income tax consequences to you of investing in the Fund.

The Fund will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Fund incurs foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Fund. The benefits to VALIC will not be passed to you or the Fund.

MANAGEMENT

Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC II. As investment adviser, VALIC oversees the day-to-day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs an investment subadviser who makes investment decisions for the Funds.

The investment advisory agreement between VALIC and VC II provides for VC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each series of VC II, including the Fund, in a manner approved by the Board of Trustees. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Subadviser

VALIC works with an investment subadviser to manage the Fund. Subadvisers are financial services companies that specialize in certain types of investing. The subadviser’s role is to make investment decisions for the Fund according to the Fund’s investment objective and restrictions. VALIC compensates the subadviser out of the fees it receives from the Fund.

According to the agreement VALIC has with the subadviser, VALIC will receive investment advice for the Fund. Under this agreement VALIC gives the subadviser the authority to buy and sell securities for the Fund. However, VALIC retains the responsibility for the overall management of the Fund. The subadviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that it selects. The subadviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the subadviser, as allowed by law.

The 1940 Act permits subadvisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by the subadviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC II and the subadviser have entered into written contracts, as required by the 1940 Act, to allow the subadviser’s affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits a subadviser or a subadviser’s affiliate, acting as principal, from engaging in securities transactions with a fund, without an exemptive order from the SEC.

VALIC and the subadviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting the subadviser, the Board of Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the subadviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the subadviser’s personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Board of Trustees also reviewed the fees to be paid by VALIC to the subadviser. The sub-advisory fees are not paid by the Fund. A discussion of the basis for the Board of Trustees’ approval of the sub-advisory agreement is available in VC II’s most recent annual report for the period ended August 31. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.”

MANAGEMENT

VC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select a new unaffiliated subadviser or replace the existing subadviser with an unaffiliated subadviser without first obtaining shareholder approval for the change. The Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change the subadviser when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve a change. In accordance with the exemptive order, VC II will provide investors with information about a new subadviser and its sub-advisory agreement within 90 days of hiring the new subadviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the subadvisers and oversees the subadvisers’ compliance with the Fund’s investment objective, policies and restrictions.

The Fund’s Subadviser is SunAmerica Asset Management, LLC (“SAAMCo”), Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SAAMCo is organized as a Delaware limited liability company and is an indirect, wholly-owned subsidiary of AIG. SAAMCo’s primary focus has been on the management, in either an advisory or subadvisory capacity, of registered investment products. As of June 30, 2016, SAAMCo managed, advised and/or administered more than $77.4 billion in assets.

Andrew Doulos serves as the portfolio manager of the Fund. Mr. Doulos, a Vice President, joined SAAMCo in November 2004, holding marketing and trading positions until being appointed portfolio manager in December 2006.

How VALIC is Paid for its Services

The Fund pays VALIC a monthly fee based on a percentage of average monthly net assets.

For the fiscal year ended August 31, 2015, the Fund paid VALIC an advisory fee of 0.25% of the Fund’s average monthly net assets.

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Annual Fund Operating Expenses Fund’s Summary.

Additional Information About Fund Expenses

VALIC contractually agreed to reimburse the expenses of the Fund through December 31, 2017, so that the Fund’s Total Annual Fund Operating Expenses do not exceed 0.55% of the Fund’s average annual net assets. These expense limits are reflected in the Annual Operating Expense Tables. For the purposes of the waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will be renewed in terms of one year unless terminated by the Board of Trustees prior to any such renewal.

In order to avoid a negative yield, VALIC may reimburse expenses or waive fees of the Fund. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time by VALIC. There is no guarantee that the Fund will be able to avoid a negative yield. For the fiscal year ended August 31, 2015, VALIC voluntarily waived fees or reimbursed expenses in the amount of 0.40%, resulting in Total Annual Fund Operating Expenses After Expense Reimbursement of 0.15%.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2011 through 2015 have been audited by PricewaterhouseCoopers LLP, Independent Registered

Public Accounting Firm of VC II, whose report, along with the Fund’s financial statements, is included in the VC II annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Government Money Market II Fund
	Six Months Ended February 29, 2016(f)		Year Ended August 31,
			2015		2014	2013	2012	2011

PER SHARE DATA
Net asset value at beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.00		0.00		0.00	0.00	0.00	0.00
Net realized and unrealized gain (loss) on investments and foreign currencies	0.00		0.00		0.00	0.00	0.00	(0.00)
Net increase from payments by affiliates	–		0.00		–	–	–	0.00

Total income (loss) from investment operations	0.00		0.00		0.00	0.00	0.00	0.00

Distributions from:
Net investment income	(0.00)		(0.00)		(0.00)	(0.00)	(0.00)	(0.00)
Net realized gain on securities	–		–		–	–	–	–

Total distributions	(0.00)		(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Net asset value at end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

TOTAL RETURN(a)	0.00%		0.01	%(e)	0.01%	0.01%	0.01%	0.01	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.24	%(g)	0.15%		0.15%	0.20%	0.19%	0.20%
Ratio of expenses to average net assets(c)	0.64	%(g)	0.64%		0.63%	0.65%	0.65%	0.65%
Ratio of expense reduction to average net assets	–		–		–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	0.01	%(g)	0.01%		0.01%	0.01%	0.01%	0.01%
Ratio of net investment income (loss) to average net assets(c)	(0.39	)%(g)	(0.48)%		(0.47)%	(0.44)%	(0.45)%	(0.44)%
Portfolio turnover rate	N/A		N/A		N/A	N/A	N/A	N/A
Number of shares outstanding at end of period (000’s)	174,435		159,882		170,830	186,069	187,696	214,677
Net assets at the end of period (000’s)	$174,461		$159,905		$170,575	$185,810	$187,430	$214,407

(a)	Total return is not annualized and includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from the effect of payments by an affiliate.
(f)	Unaudited.
(g)	Annualized.

INTERESTED IN LEARNING MORE?

The Statement of Additional Information (“SAI”) incorporated by reference into this prospectus contains additional information about VC II’s operations.

Further information about the Funds’ investments is available in VC II’s annual and semi-annual reports to shareholders. VC II’s annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance results during its last fiscal year.

The Variable Annuity Life Insurance Company (“VALIC”) can provide you with a free copy of these materials or other information about VC II. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648. VC II’s prospectus, SAI, and shareholder reports are available online at http://www.valic.com/Prospectuses-Reports_3240_424368.html.

The Securities and Exchange Commission (“SEC”) maintains copies of these documents, which are available on the EDGAR Database on the SEC’s web site at http://www.sec.gov. If you wish to review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 1-202-551-8090. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov. A duplicating fee will be assessed for all copies provided by the SEC.

Investment Company Act filing number 811-08789

VALIC COMPANY II

Ticker Symbol:

Government Money Market II Fund	VIIXX

STATEMENT OF ADDITIONAL INFORMATION

PART B

October 1 , 2016

This Statement of Additional Information (“SAI”) is not a prospectus and contains information in addition to that in the Prospectus for Government Money Market II Fund (the “Fund” and formerly the Money Market II Fund), a series of VALIC Company II (“VC II”). It should be read in conjunction with the Prospectus. The SAI relates to the Prospectus dated October 1, 2016. VC II’s audited financial statements are incorporated in this SAI by reference to its Annual Report dated August 31, 2015. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company (“VALIC”), a Prospectus may be obtained by visiting http://www.VALIC.com/Prospectuses-Reports_3240_424368.html, or upon request by calling 1-800-448-2542, or writing VC II at Document Control, P.O. Box 15648, Amarillo, Texas 79105-5648.

GENERAL INFORMATION AND HISTORY

VC II was organized as a Delaware statutory trust on May 6, 1998, by VALIC and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with VC II and subject to the authority of VC II’s Board of Trustees (the “Board”), VALIC serves as VC II’s investment adviser and conducts the business and affairs of VC II. Additionally, VALIC has engaged an investment subadviser (hereinafter referred to as the “Subadviser”) to provide investment subadvisory services for the Fund subject to VALIC’s oversight. VC II consists of fifteen separate investment portfolios, each of which is, in effect, a separate mutual fund, such as the Fund, issuing its own separate class of shares of beneficial interest. The Fund is “diversified” as the term is used in the 1940 Act.

VC II issues shares of beneficial interest of the Fund to individual retirement accounts (“IRAs”), to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the “Plans” and each a “Plan”) and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the “Contracts”).

VC II was originally named American General Series Portfolio Company 3. The name changed to North American Funds Variable Product Series II on October 1, 2001. Subsequently, on December 31, 2001, the name changed to VALIC Company II. The individual Fund names also changed on December 31, 2001, as noted below. On May 1, 2008, the trust’s name changed to AIG Retirement Company II; and it was renamed VALIC Company II on May 1, 2009.

Name Prior to 10/1/2000	Name from 10/01/2000 to 12/31/2001	Name effective 12/31/2001
American General Money Market Fund	North American – AG 2 Money Market Fund	Money Market II Fund

The name of Money Market II Fund changed to Government Money Market II Fund effective September 28, 2016.

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions which, unlike the other investment objective(s), policies, and investment program of the Fund, may only be changed with the consent of a majority of the outstanding voting securities of the Fund. The 1940 Act defines such a majority as the lesser of (i) 67% or more of the voting securities present in person or by proxy at a shareholders’ meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities.

In addition, the Fund has non-fundamental investment restrictions, which have been approved by VC II’s Board. Non-fundamental investment restrictions and operating policies may be changed by VC II’s Board without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of the Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times.

In applying the limitations on investments in any one industry (concentration), there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments.

Rule 2a-7 under the 1940 Act (“Rule 2a-7”) prohibits the Fund from purchasing any instrument with a remaining maturity of greater than 397 calendar days and requires the Fund to maintain a dollar-weighted average portfolio maturity of 60 calendar days or less. For purposes of Rule 2a-7, certain variable or floating rate instruments are deemed to have a maturity equal to the period remaining until the next readjustment of their interest rate or, in the case of an instrument that is subject to a Demand Feature (as defined in Rule 2a-7), the period remaining until the principal amount can be recovered through demand. A “government money market fund” under Rule 2a-7, such as the Fund, may, but is not required to, impose liquidity fees and redemption gates. The Board has determined that the Fund will not be subject to the liquidity fee and redemption gate provisions of Rule 2a-7, although the Board may elect to impose liquidity fees or redemption gates in the future.

Fundamental Investment Restrictions

Borrowing

The Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. The Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. The Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit the Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

Commodities

The Fund may not purchase or sell physical commodities.

Concentration

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

Diversification

The Fund is classified as diversified under the 1940 Act and therefore may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, (a) with respect to 75% of its total assets, more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Issuance of Senior Securities

The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission (“SEC”) staff interpretation of the 1940 Act.

Lending

The Fund may not make loans, except that the Fund may, in accordance with its investment practices and policies (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

Real Estate

The Fund may not purchase or sell real estate.

Underwriting

The Fund may not underwrite the securities of other issuers, except as permitted by the Board within applicable law and except to the extent that in connection with the sale or disposition of its portfolio securities, the Fund may be deemed to be an underwriter.

Non-Fundamental Investment Restrictions

Control of Companies. The Fund may not invest in companies for the purpose of exercising management control or influence, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

Illiquid Securities. The Fund may not invest more than 5% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

Margin. The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

Investment Companies. The Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies below for additional information on investment company security investment restrictions.) If the Fund is acquired by the Dynamic Allocation Fund, a series of VALIC Company I, or by the “Lifestyle Funds,” series of VC II, it may not acquire any securities of a registered open-end management investment company or of a registered unit investment trust in reliance on Section 12(d)(1)(G) or 12(d)(1)(F) of the 1940 Act.

Operating Policies

Single Investment Companies

Unless otherwise permitted by the 1940 Act, the Fund may not invest more than 5% of its total assets in a single investment company.

Total Investment Company Investment

Unless otherwise permitted by the 1940 Act, the Fund may not invest more than 10% of its total assets in investment company securities.

Single Investment Company Voting Securities

Unless otherwise permitted by the 1940 Act, the Fund may not invest more than 3% of its total assets in the voting securities of a single investment company.

Certificates of Deposit and Bankers Acceptances

The Fund limits investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). The Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

INVESTMENT PRACTICES

Adjustable Rate Instruments

The Fund may invest in adjustable rate money market instruments. Adjustable rate instruments (i.e., variable rate and floating rate instruments) are instruments that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate instruments may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (i) at any time upon notice of usually 30 days or less, or (ii) at specified intervals, not exceeding 13 months, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

The lack of a liquid secondary market may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. As a result of possible extended settlement periods, the Fund may be required to sell other investments or temporarily borrow to meet its cash needs, including satisfying redemption requests.

In certain circumstances, some adjustable rate instruments may not be deemed to be securities, and in the event of fraud or misrepresentation by an issuer, purchasers of these types of instruments, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, purchasers generally must rely on the contractual provisions in the instrument itself and common-law fraud protections under applicable state law.

Bank Obligations

The Fund may invest in bank obligations. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 5% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Fund limits investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Fund limits investments in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Subadviser, are of an investment quality comparable to obligations of United States banks in which the Fund may invest.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Cyber Security Risk

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting VALIC or the Fund’s subadviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund investors to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Although service providers typically have business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. The Fund and its investors could be negatively impacted as a result.

Fixed-Income Securities

The Fund may invest in fixed-income securities, also referred to as debt securities. The Fund may use ratings of Nationally Recognized Statistical Ratings Organization (“NRSRO”) as initial criteria for the selection of portfolio securities other than Government securities. Fixed-income securities may be considered high-quality if they are rated at least Aa by Moody’s Investors Service, Inc. (“Moody’s”) or its equivalent by any other NRSRO or, if unrated, are determined to be of equivalent investment quality. High-quality fixed-income securities are considered to have a very strong capacity to pay principal and interest. Fixed-income securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by Standard & Poor’s Corporation (“S&P”) or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade fixed-income securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities (commonly known as “junk bonds”) rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Subadviser will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See Appendix A regarding “Description of Corporate Bond Ratings” for a description of each rating category and a more complete description of lower-medium and lower-quality fixed-income securities and their risks.

The maturity of fixed-income securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of fixed-income securities, while an increase in interest rates generally reduces their value.

Illiquid Securities

Subject to its investment restrictions, the Fund may invest up to 5% of its assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of the Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of the Fund’s net assets as shown in the non-fundamental investment restrictions.

In addition to this 5% limitation on illiquid securities, Rule 2a-7 imposes certain other portfolio liquidity requirements relating to the Fund’s purchases and holdings, including minimum daily and weekly liquidity requirements.

Interfund Borrowing and Lending Program

VC II has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating funds from a typical bank for a comparable transaction. In addition, the Fund may participate in the program only to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy or restriction on borrowing.

Mortgage-Related Securities

The Fund may invest in mortgage-related securities to the extent such investments are consistent with the Fund’s investment objective and strategies. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.”

Market Events. Beginning in 2007, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Fund to the extent it invests in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

The fixed income markets have experienced periods of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments have experienced and may continue to experience liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline and putting additional downward pressure on prices of other securities. Such events may have an adverse effect on the Fund.

Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”), and Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. Since being placed in conservatorship, Fannie Mae and Freddie Mac have required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid approximately $225.5 billion in dividends. Although Freddie Mac reported a net loss over the third quarter of 2015 of $475 million, neither Fannie Mae nor Freddie Mac has required a draw from the U.S. Treasury since the second quarter of 2012. While Freddie Mac reported that the loss was not a significant indicator of financial weakness, the FHFA stated that Fannie Mae and Freddie Mac may need an injection of U.S. Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities.

The future of Fannie Mae and Freddie Mac is in question as the U.S. Government is considering multiple options ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. The problems faced by Fannie Mae and Freddie Mac that resulted in their being placed into federal conservatorship and receiving significant U.S. government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform Fannie Mae and Freddie Mac and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but could cause the Fund to lose money.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed-income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantors of mortgage-related securities are GNMA, the FNMA and the FHLMC. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth above under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.

Recent Market Events

The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets, including keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Funds may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser or a subadviser. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Repurchase Agreements

The Fund may hold commercial paper, certificates of deposit, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well-established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Subadviser pursuant to guidelines and procedures established by the Board. The underlying security must be a U.S. Government security or cash items and must be determined to present minimal credit risk. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to the Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund’s holding period. This results in a fixed market rate of interest, agreed upon by the Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Fund may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Fund (i) retains the securities subject to the repurchase agreement as collateral securing the seller’s obligation to repurchase the securities, (ii) monitors on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) requires the seller to deposit with VC II’s Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Fund must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to the Fund if, and to the extent that, the values of the securities decline. Additionally, the Fund may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by the Fund and may result in a loss to the Fund. The Sub-adviser will evaluate the creditworthiness of all banks and broker-dealers with which VC II proposes to enter into repurchase agreements. The Fund will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by the Fund, exceeds 5% of the value of the Fund’s total assets.

Rule 144A Securities

The Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. VC II, under the supervision of its Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s non-fundamental investment restriction concerning illiquidity. Determination whether a Rule 144A security is liquid or not is a question of fact. In making this determination VC II will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, VC II may consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by VC II and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund’s holding of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. The Fund may invest in Rule 144A securities (in accordance with the Fund’s investment restrictions as listed in this SAI) that have been determined to be liquid by Board approved guidelines.

U.S. Government Obligations

The Fund may invest in a variety of debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. Government, which may be purchased by the Fund, also vary in terms of their maturities at the time of issuance.

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Variable Rate Demand Notes (“VRDNs”)

The Fund, may invest in VRDNs. VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Additionally, the Fund also may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements and the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

When-Issued, Delayed Delivery and Forward Commitment Securities

The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may realize capital gains or losses in connection with these transactions. The Fund is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

INVESTMENT ADVISER

VALIC serves as the investment adviser to the Fund pursuant to an investment advisory agreement (“Advisory Agreement”) dated January 1, 2002 that was last approved by the Board at an in-person meeting on August 1 - 2, 2016 and by shareholders on December 28, 2001. Under the Advisory Agreement, the Fund pays VALIC an annual fee, payable monthly, based on its average monthly net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC’s sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts, IRAs and Plans. VALIC is a stock life insurance company and is a wholly-owned subsidiary of AGC Life Insurance Company, which itself is wholly-owned by AIG Life Holdings, Inc. AIG Life Holdings, Inc. is a wholly-owned subsidiary of SAFG Retirement Services, Inc., which is a wholly-owned subsidiary of American International Group, Inc. (“AIG”).

Pursuant to the Advisory Agreement, VC II retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which VC II may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into a subadvisory agreement with the Subadviser, which agreement provides that the Subadviser will be responsible for the investment and reinvestment of the assets of the Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that VC II pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value).

VC II pays VALIC a monthly fee calculated daily of 0.25% of the Fund’s assets.

For the last three fiscal years ended August 31, VALIC received investment advisory fees paid by the Fund in the following amounts:

2015	2014	2013
407,022	456,335	446,778

VALIC has agreed to cap the Fund’s expenses by waiving a portion of its advisory fee or reimbursing expenses, as shown below. Annual fund operating expenses shall not include extraordinary expenses, (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business.

Maximum Expense Limitation	Expenses Before Limitation (for period ended August 31, 2015)
0.55%	0.64%

For the last three fiscal years ended August 31, VALIC reimbursed the following amounts to the Fund pursuant to contractual expense caps:

Amounts Reimbursed by VALIC for the Year Ended August 31,

2015	2014	2013

$793,297	$149,868	$183,130

VALIC may also voluntarily waive fees and/or reimburse expenses, including to avoid a negative yield on the Fund. The voluntary waivers and/or reimbursements may be terminated at any time at the option of VALIC. The exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis. There is no guarantee that the Fund will be able to avoid a negative yield. VALIC voluntarily waived $651,524, $735,092 and $626,105 of expenses for the Fund for the periods ended August 31, 2015, August 31, 2014 and August 31, 2013, respectively.

The Advisory Agreement requires that VALIC’s advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Fund. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for the Fund’s benefit, and to advise VC II’s Board of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with the Fund’s portfolio transactions or of other arrangements that may benefit the Fund or VC II.

Code of Ethics

VC II and VALIC have adopted an Investment Company and Investment Adviser Code of Ethics (the “VALIC Code”), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by “Access Persons” thereof. An Access Person as defined in the VALIC Code generally is (1) any trustee, director, officer, general partner or advisory person of VC II or VALIC, (2) any trustee, director, officer or general partner of the underwriter, AIG Capital Services, Inc. (“ACS”), who in the ordinary course of business makes, participates in, or obtains information regarding the purchase or sale of securities for VC II or whose functions or duties as part of the ordinary course of business relate to the making of any recommendation to VC II regarding the purchase or sale of securities, (3) any Supervised Person, as defined below, who has access to non-public information to VALIC’s purchase or sale of securities, or non-public information regarding the portfolio holdings of the Fund, (4) any Supervised Person who is involved in making securities recommendations to the Fund, or has access to such recommendations that are non-public, and (5) any other persons designated by the Review Officer (as defined in the VALIC Code) as having access to current trading information. A “Supervised Person” means

VALIC’s partners, officers, directors and employees, and any other person who provide advice on behalf of VALIC and is subject to VALIC’s supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC; (ii) initial public offerings; (iii) private placements; (iv) blackout periods; (v) short-term trading profits; and (vi) involvement in outside activities, including but not limited to board memberships of publicly traded companies. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Fund. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute’s Advisory Panel. VALIC reports to the Board on a quarterly basis, as to whether there were any violations of the VALIC Code by Access Persons of VC II or any material violations by Subadviser’s access persons involved with the Fund.

The Subadviser has adopted a code of ethics. Provisions of the Subadviser’s code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Subadviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund. Such provisions may be more restrictive than the provision set forth in the VALIC Code. Material violations of the Subadviser’s code of ethics by such Subadviser’s access persons who are involved with the Fund will be reported to VC II’s Board.

The VALIC Code can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for more information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference room, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT SUBADVISER

Subject to the control, supervision and direction of VALIC, subadvisory services are provided by SunAmerica Asset Management, LLC (“SAAMCo”). SAAMCo is an indirect wholly-owned subsidiary of AIG.

Pursuant to the SubAdvisory Agreement VALIC has with the Subadviser and subject to VALIC’s oversight, the Subadviser will manage the investment and reinvestment of the assets of the Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the Fund. Further, the Subadviser will maintain a trading desk and place orders for the purchase and sale of portfolio investments for the Fund, accounts with brokers and dealers selected by the Subadviser, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Subadviser and VALIC.

VALIC pays the Subadviser a monthly fee with respect to the Fund, computed on average daily net assets. For the fiscal year ended August 31, 2015, VALIC paid fees to the Subadviser equal to an aggregate annual rate of 0.06%, expressed as a percentage of the Fund’s assets.

VALIC paid to the Subadviser $89,545, $100,393 and $98,291 for the services rendered for the last three fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, respectively. VALIC retained $317,475, $355,942 and $348,487 after the payment of sub-advisory fees for the last three fiscal years ended August 31, 2015, August 31, 2014 and August 31, 2013, respectively.

SERVICE AGREEMENTS

Amended and Restated Administrative Services Agreement

VC II has entered into an Amended and Restated Administrative Services Agreement (“Administrative Services Agreement”) with SAAMCo on behalf of the Fund, to provide certain accounting and administrative services to the Fund. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund and other services. Without limiting the generality of the foregoing, the Administrator (or its appointed service provider): assists with the preparation of prospectuses, statements of additional information, registration statements, and proxy materials; develops and prepares communications to shareholders, including the annual and semi-annual report to shareholders; coordinates and supervises the preparation and filing of Fund tax returns; assists with the design, development, and operation of the Fund; prepares the Fund’s financial statements; determines the net asset value of the Fund’s shares; supervises the Fund’s transfer agent with respect to the payment of dividends and other distributions to shareholders; and calculates performance data of the Fund.

Pursuant to the Administrative Services Agreement, VC II pays SAAMCo an annual fee of 0.06% based on average daily net assets plus an accounting basis point fee1. The Fund paid SAAMCo $109,896, $123,597 and $125,098 under the Administrative Services Agreement for the last three fiscal years ended August 31, 2015, 2014 and 2013, respectively.

[1]	The annual fee of 6 basis points based upon the Fund’s average daily net assets, plus the following Accounting Basis Point Fee:

Accounting Basis Point Fee (Fund complex)†
Net Assets Per Fund	Basis Points
First $75 Billion	0.75
Next $25 Billion	0.60
Excess	0.50

†Accounting Basis Point Fee is calculated based upon all assets in all registered management investment companies managed and/or administered by the Administrator and The Variable Annuity Life Insurance Company other than “Fund of Funds” or “Feeder Funds.”

Shareholder Services Agreement

VC II has entered into a Shareholder Services Agreement (“Service Agreement”) with VALIC on behalf of all Fund, for the provision of record keeping and shareholder services to contract owners and participants. Under the terms of the Service Agreement, VALIC receives from the Fund an annual fee of 0.25% on average daily net assets of the Fund. The Fund paid $407,022, $456,334 and $446,778 in shareholder services fees For the last three fiscal years ended August 31, 2015, 2014 and 2013, respectively.

Master Transfer Agency & Service Agreement

VC II has entered into a Master Transfer Agency and Service Agreement (“MTASA”) with VALIC to provide transfer agent services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to VC II at cost. Effective September 1, 2014, the MTASA was terminated and VC II entered into a Transfer Agency Agreement (the “TA Agreement”) with VALIC Retirement Services Company (“VRSCO”), an affiliate of VALIC located at 2929 Allen Parkway, Houston, Texas 77019. VRSCO provides transfer agent services to the Fund, including shareholder servicing and dividend disbursement services, pursuant to the TA Agreement.

The Fund paid $1,146, $1,297 and $684 under the then current Transfer Agency and Service Agreement for the last three fiscal years ended August 31, 2015, 2014 and 2013, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of the Subadviser in selecting brokers or dealers to handle transactions for the Fund. The Subadviser may employ affiliated brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. VC II normally enters into principal transactions directly with the issuer or the market-maker.

When VC II purchases or sells securities on an exchange, it pays a commission to any broker executing the transaction. When VC II purchases securities from the issuer, an underwriter usually receives a commission or “concession” paid by the issuer. When VC II purchases securities from a market-maker, it pays no commission, but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund may, however, effect certain “riskless principal transactions” in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling the Fund’s portfolio securities, it is the policy of the Subadviser to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Subadviser considers such factors as: the broker or dealer’s reliability; the quality of the broker or dealer’s execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Subadviser places orders directly with the principal market-maker unless they believe VC II can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities exchanges, the Subadviser seeks the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain brokerage and research services, as explained below). When the Subadviser believes that more than one firm meets these criteria the Subadviser may prefer brokers who provide the Subadviser or VC II with brokerage and research services, described below.

Research Services: The Subadviser may cause the Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Subadviser determines in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser. The Subadviser receives a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses.

The Subadviser evaluates whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities, for VC II. The Subadviser will not cause VC II to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Subadviser’s overall responsibilities with respect to accounts for which they exercise investment discretion. The Subadviser receives research services at no cost and cannot assign any specific monetary value to it; nevertheless, the Subadviser believes these supplemental investment research services are essential to the Subadviser’s ability to provide high quality portfolio management to the Fund. Research services furnished by broker-dealers through whom the Fund affects securities transactions may be used by the Subadviser in servicing other clients as well as the Fund, and the Subadviser may not use all such services in managing the Fund. The Fund may benefit from research services obtained through securities transactions effected by the Subadviser on behalf of its other clients.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by VC II’s Board.

The securities in which the Fund invests are traded primarily in the over-the-counter markets and therefore, as discussed above, the Fund does not generally incur brokerage commissions in connection with the purchase and sale of portfolio securities. No brokerage commissions were paid by the Fund for the last three fiscal years ended August 31, 2015, 2014 or 2013.

The following table sets forth the value of the Fund’s holdings of securities of VC II’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of August 31, 2015.

Value
Broker Dealer	(000’s)

Bank of America Corp.	2,800
Royal Bank of Canada	7,700
JP Morgan Chase & Co.	2,700
State Street Bank & Trust Co.	5,710
Credit Agricole Securities (USA) Inc.	6,400

Occasions may arise when the Fund, or other accounts that may be considered affiliated persons of the Fund under the 1940 Act, desire to purchase or sell the same portfolio security at approximately the same time. In such event, generally, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account’s adviser pursuant to written procedures. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. However, the Fund may, alternatively, benefit from lower broker’s commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. The Subadviser will not engage in a transaction as described above unless, in the Subadviser’s opinion, the results of the transaction will, on the whole, be in the best interest of the Fund.

OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Fund are sold in a continuous offering. Pursuant to a Distribution Agreement, ACS acts without remuneration as VC II’s agent in the distribution of Fund shares to the VALIC separate accounts, separate accounts of other life insurance companies that may or may not be affiliated with VALIC, and, subject to applicable law, to qualified pension and retirement plans and individual retirement accounts outside of the separate account context (the “Distribution Agreement”). Under the terms of the Distribution Agreement, the Fund pays for, among other expenses, all expenses of the offering of its shares incurred in connection with (1) the registration of the Fund or the registration or qualification of the Fund’s shares for offer or sale under the federal securities laws and the securities laws of any state or other jurisdiction in which the Fund’s shares are offered; (2) printing and distributing the Fund’s prospectuses to existing participants as required under the federal securities laws and applicable securities laws of any state or other jurisdiction; and (3) preparation, printing and distribution of proxy statements, notices and reports; and (4) issuance of the Fund’s shares, including share issue and transfer taxes.

ACS, or one of its affiliates, pays all expenses incurred by it attributable to any activity primarily intended to result in the sale of shares of the Fund and in connection with the performance of distribution duties or will promptly reimburse the Fund for all expenses in connection with (1) printing and distributing prospectuses utilized in marketing the Fund to eligible purchasers; (2) preparation, printing and distribution of advertising and sales literature for the use in the offering of the Fund’s shares and printing and distribution of reports to purchasers and/or participants used as sales literature; (3) qualification of ACS as a distributor or broker or dealer under applicable federal and state securities laws; (4) any investment program of the Funds, including the reinvestment of dividends and capital gains distributions, to the extent such expenses exceed the Fund’s normal cost of issuing its shares; and all other expenses in connection with offering for sale and sale of the Fund’s shares, which have not been specifically allocated to the Fund. The Fund does not compensate ACS for services provided under the Distribution Agreement.

The distribution agreement between ACS and VC II provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a) (i) by the Board of VC II, or (ii) by vote of a majority of VC II’s outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of VC II’s Trustees who are not “interested persons” (as defined in the 1940 Act) of VC II by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of VC II or by a vote of a majority of the outstanding voting securities of VC II, or by ACS, on sixty days’ written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.

ACS has adopted a code of ethics with similar terms and conditions to VALIC’s and VC II’s codes of ethics, as described in this Statement of Additional Information.

Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, VC II redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of the Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC II’s shareholders. For these purposes, the SEC determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

VC II normally redeems Fund shares for cash. Although VC II, with respect to the Fund, may make full or partial payment by assigning to the separate accounts investing in VC II portfolio securities at their value used in determining the redemption price (i.e. by redemption-in-kind), VC II, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, VC II has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of VC II’s net asset value. This election is irrevocable while Rule 18f-2 is in effect, unless the SEC by order permits the withdrawal of the election. The securities to be paid in-kind to the separate accounts will be selected in such manner as VC II’s Board deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of the Fund by the number of the Fund’s outstanding shares at such time.

DETERMINATION OF NET ASSET VALUE

Shares of the Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). The Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading. The Board is responsible for the share valuation prices and has adopted a policy and procedure (the “PRC Procedures”) for valuing the securities and other assets held by the Fund, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee which is responsible for, among other things, making certain determinations in connection with the Fund’s fair valuation procedures. A description of the pricing procedures that are generally used to value the securities held by a Portfolio are described below.

Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value per share deviates from the its amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by VC II’s Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The Fund’s liabilities, including proper accruals of expense times, are deducted from total assets. The net asset value of the Fund is divided by the total number of shares outstanding to arrive at the net asset value per share.

ACCOUNTING AND TAX TREATMENT

Under the Internal Revenue Code (the “Code”), the Fund is treated as a separate regulated investment company if qualification requirements are met. To qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income and franchise or withholding tax liabilities.

So long as the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the net investment company taxable income or net capital gains (calculated before deductions for dividends paid) distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capital gain distributions, if any, are declared daily and paid out monthly. All distributions are reinvested in shares (of the same class) of the Fund at net asset value unless the transfer agent is instructed otherwise by the owner of the shares.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if the Fund should fail to qualify as a regulated investment company, it would be considered as a single investment, which may result in Variable Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contract would be taxed currently to the holder, and the holder would remain subject to taxation on the income and gain under the contract at ordinary income tax rates thereafter, even if it became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to regulated investment companies whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, the Fund intends to qualify for this exemption or to comply with the calendar year distribution requirement.

The Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain tax qualified pension and retirement plans. A variable contract must meet certain diversification requirements in order to maintain its favorable tax status. In particular, a separate account backing a variable contract may not invest more than 55% of its assets in the securities of any one issuer, or 70% in two issuers, 80% in three, or 90% in four. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers. If shares of the Fund are not sold outside of the very limited group consisting of separate accounts backing variable contracts, tax qualified retirement plans, and a few other specialized categories, then in making the diversification test the separate account backing the contract is treated as owning its proportional share of the assets of the Fund; this makes the diversification test relatively easy to meet. If the shares are owned outside the permitted group, then the Fund itself is the issuer of securities owned by the separate account and the diversification test may be much harder to meet. Failure to meet the diversification requirements has the unfavorable tax consequences described in the last sentence of the fourth paragraph of this section. In addition, if the owner of a variable contract has too much investment power over the investments in the separate account which backs the contract, the owner will be taxed currently on the income earned under his or her contract.

The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.

Since the shares of the Fund are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the contract holder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such contracts. Purchasers of the Variable Contracts should consult their tax advisers regarding specific questions as to federal, state and local taxes.

The Fund may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Fund equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Fund receives no actual interest payments thereon. Original issue discount is treated as income earned by the Fund and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.

Code Section 1259 requires the recognition of gain if the Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Under the “wash sale” rule, losses incurred by the Fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.

OTHER INFORMATION

Shareholder Reports

Annual Reports containing audited financial statements of VC II and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract owners, annuitants, or beneficiaries as appropriate. VC II’s Annual Report dated August 31, 2015 and Semi Annual Report dated February 29, 2016 are incorporated by reference into this Statement of Additional Information.

Voting and Other Rights

VC II was organized under the laws of the state of Delaware as a business trust, and presently is authorized to sell 15 series. Each of these series is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes.

Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly by voting their units. The way participants vote their units depends on their Contract or Plan. See your Contract prospectus or Plan document for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Delaware law does not require VC II to hold regular, annual shareholder meetings. However, VC II must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions; and (c) to fill vacancies on VC II’s Board if the shareholders have elected less than a majority of the Trustees.

VC II will assist in shareholder communications.

Control Persons and Principal Holders of Securities

VALIC Separate Account A’s (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares of the Fund may result in VALIC being deemed a controlling entity of the Fund, as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders, Contract owners and beneficiaries.

As of August 31, 2016, VALIC, a stock life insurance company organized under the laws of the state of Texas with an address of 2929 Allen Parkway, Houston, Texas 77019, owned 97.24% of the outstanding shares of the Fund through its insurance company separate accounts.

As of August 31, 2016, the other shareholders of the Fund included separate accounts sponsored by VALIC and its affiliates, IRAs and Plans. None of these other shareholders owned of record more than 5% of the Fund’s outstanding shares.

Proxy Voting Policies and Procedures

Proxy Voting Responsibility

VC II has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by SAAMCo, VC II’s administrator, and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and its shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of

Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of SAAMCo’s Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person who oversees sub-advisers or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Fund with certain responsibilities including recordkeeping of proxy votes.

The Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda. The Fund generally will abstain on “social issue proposals.”

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:

●	Vote on a case-by-case basis on proposals to increase authorized common stock;
●	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;
●	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);
●	Vote on a case-by-case basis regarding merger and acquisition matters;
●	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;* and
●	Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interest of VALIC, SAAMCo, the Fund’s principal underwriter, or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Trustee who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Fund. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov, or can be obtained, without charge, upon request, by calling (800) 858-8850.

Board Reporting. The Fund’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Board which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

*

The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Fund retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

Disclosure of Portfolio Holdings Policies and Procedures

The Board of Directors of VC II has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, VC II does not provide or permit others to provide information about the Fund’s portfolio holdings on a selective basis.

VC II makes the Fund’s portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available sixty (60) to seventy (70) days after the end of VC II’s fiscal quarter. In addition, as required by Rule 2a-7, the Fund intends to make complete portfolio holdings information as of the last business day of each month available on the Fund’s website at https://www.valic.com/money-market-funds-d3_3240_717149.html no later than five (5) business days after month-end. This monthly portfolio holdings information required by Rule 2a-7 will be available on the Fund’s website for at least six months after posting. In addition, the portfolio securities for the Fund are disclosed on a monthly basis on Form N-MFP as filed with the SEC five (5) business days following the month end.

In addition, VC II generally makes publicly available, on a periodic basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each holding) and the percentage breakdown of the Fund’s investments by country, sector and industry, as applicable. This information may be made available through VALIC’s website, marketing communications (including printed advertising and sales literature), and/or VC II’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by VC II’s legal department. VC II and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about the Fund’s portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. VC II’s chief compliance officer and/or the Adviser’s legal counsel are/is responsible for authorizing the selective release of portfolio holding information. If the request is approved, VC II and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

Non-public holdings information may be provided to VC II’s service providers on an as-needed basis in connection with the services provided to the Fund of VC II by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s holdings include the Fund’s adviser, VALIC, and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Fund. Portfolio holdings information may also be provided to the Board. The entities to which VC II provide portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Fund are required to maintain the confidentiality of the information provided.

VC II’s chief compliance officer and the Adviser’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the

Fund’s participants and the Fund’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or useful to the Fund’s participants without compromising the integrity or performance of the Fund.

At each quarterly meeting of the Board of Directors of VC II, the Board reviews a report detailing third parties to whom the Fund’s portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Fund and its participants.

Each of the below listed third parties have been approved to receive information concerning the Fund’s holdings: (1) PricewaterhouseCoopers LLP (“PwC”), the Independent Registered Public Accountants; (2) Institutional Shareholder Services (“ISS”), a proxy voting service provider; (3) State Street Bank & Trust Company, Custodian; (4) Zeno Consulting Group and ITG, brokerage transaction analysis; (5) Morningstar, Lipper and Bloomberg LLP, database services; (6) RR Donnelley, financial printer, (7) Investment Company Institute, survey information; (8) Manhattan Creative Partners (d/b/a “Diligent”), Board of Directors materials; (9) Fluent Technologies, marketing materials; (10) Finadium, LLC, securities lending consultant; and (11) Ernst & Young LLP, tax accountants. PwC is provided with entire portfolio holdings information during periods in which it reviews shareholder reports and regulatory filings, and does not publicly disclose this information. ISS receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Fund and does not publicly disclose this information. State Street Bank & Trust Company has daily access to the Fund’s portfolio holdings information as the Fund’s custodian and does not publicly disclose this information. Zeno Consulting Group and ITG receive portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and do not publicly disclose this information. Lipper receives portfolio holdings information within 20 days of each month end and makes certain information available approximately 30 days after its receipt. Morningstar receives portfolio holdings information approximately 35 days after each month end and makes information available through Morningstar Direct to subscribers approximately one week after its receipt. Bloomberg receives portfolio holdings information for the Fund on a monthly basis, approximately 45 days after the month end and makes information available to subscribers of Bloomberg’s databases within 1 to 14 days of its receipt. RR Donnelley has access to portfolio holdings information approximately 30 days after the Fund’s fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Fund’s release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board of Directors approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information. Finadium receives portfolio holdings information as necessary to render securities lending consulting services and does not publicly disclose this information.

Disclosure of market-based net asset values

On each business day, the Fund will post its market-based net asset value per share (“market-based NAV”) for the prior business day on its website at https://www.valic.com/money-market-funds-d3_3240_717149.html. The market-based NAV will be calculated using current market quotations (or an appropriate substitute that reflects current market conditions) to value its net asset value per share to four decimal places.

The market-based NAV will be provided for informational purposes only. For purposes of transactions in the shares of the Fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in the Fund’s prospectus and SAI.

Custodian

Pursuant to a Master Custodian Agreement with VC II, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of VC II as Custodian.

State Street is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of VC II, and performing other administrative duties, all as directed by persons authorized by VC II. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund or VC II. Portfolio securities of the Fund purchased domestically are maintained in the custody of the Custodian and may be entered into the book entry systems of securities depositories approved by VC II’s Board. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of the Custodian and such other custodians, including foreign banks and foreign securities depositories.

Principal Underwriter

The Fund’s principal underwriter is ACS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. ACS is an affiliate of VALIC.

Independent Registered Public Accounting Firm

The Board of Trustees has selected PricewaterhouseCoopers LLP, at 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, to serve as the Independent Registered Public Accounting firm of VC II.

MANAGEMENT OF VC II

The following table lists the Trustees and officers of VC II, their ages, current position(s) held with VC II, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is 2929 Allen Parkway, Houston, Texas 77019. Trustees, who are not deemed to be “interested persons” of VC II as defined in the 1940 Act, are referred to as “Independent Trustees.” A Trustee, who is deemed to be an “interested person” of VC II, is referred to as “Interested Trustee.” Trustees and officers of VC II are also directors or trustees and officers of some or all of the other investment companies managed or advised by VALIC, administered by SAAMCo and distributed by ACS; and/or other affiliates of VALIC.

INDEPENDENT TRUSTEES

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
THOMAS J. BROWN Age: 70	Trustee	2005-Present	Retired.	49	Trustee, Virtus Series Fund (2011-Present).
DR. JUDITH L. CRAVEN Age: 70	Trustee	1998-Present	Retired.	77

Director, A.G. Belo Corporation, a media company (1992-2014); Director, SYSCO Corporation, a food marketing and distribution company (1996-Present); Director, Luby’s Restaurant (1998-Present); and Director, Hilton Hotel (1998-2011).

WILLIAM F. DEVIN Age: 77	Chairman since 07/2005 and Trustee	2001-Present	Retired.	77	Director, Boston Options Exchange (2001-2011).
DR. TIMOTHY J. EBNER Age: 67	Trustee	1998-Present	Professor and Head— Department of Neuroscience (1980-Present), and Visscher Chair—Physiology (1999-Present), University of Minnesota; Scientific Director, Society for	49	Trustee, Minnesota Medical Foundation (2003-Present).

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
			Research on the Cerebellum (2008-Present); and President-Elect, American Medical School of Neuroscience Department Chairs (2011-Present).
JUDGE GUSTAVO E. GONZALES, JR. Age: 76	Trustee	1998-Present	Attorney At Law, Criminal Defense and General Practice (2004-Present); and Retired, Municipal Court Judge, City of Dallas, trial court – criminal jurisdiction (since 2004).	49	N/A
KENNETH J. LAVERY Age: 66	Trustee	2001-Present	Vice President, Massachusetts Capital Resources Company (1982-2013).	49	N/A
DR. JOHN E. MAUPIN, JR. Age: 69	Trustee	1998-Present	Retired; President, Morehouse School of Medicine, Atlanta, Georgia (2006-2014).	49

Director, LifePoint Hospitals, Inc., hospital management (1999-Present); Director, HealthSouth, Corporation, rehabilitation health care services (2004-Present); and Director, Regions Financial, Corp., bank holding company (2007-Present).

[1]	Trustees serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies, VALIC. The Fund Complex includes VC II (15 funds), VC I (34 funds), SunAmerica Specialty Series (7 funds), SunAmerica Money Market Fund, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios) and Season Series Trust (20 portfolios).

[3]

Directorships of Companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

INTERESTED TRUSTEE

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
PETER A. HARBECK[4] Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 62	Trustee	2001-Present	President, CEO and Director, SAAMCo (1995-Present); Director, AIG Capital Services, Inc. (“ACS”) (1993-Present); and Chairman, Advisor Group. (2004-Present).	137	N/A

4 Mr. Harbeck is considered to be an interested Trustee because he serves as President, CEO and Director, SAAMCo; Director, ACS; and Chairman, President and CEO, affiliates of the Adviser, and Advisor Group, Inc., which was an affiliate of the Advisor until May 6, 2016.

OFFICERS

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Officer	Other Directorships Held by Officer
JOHN T. GENOY Age: 47	President and Principal Executive Officer	2014-Present	Chief Financial Officer (2002 to Present), Senior Vice President (2004 to Present), Chief Operating Officer (2006 to Present), and Director (2014 to Present), SAAMCo.	N/A	N/A
GREGORY R. KINGSTON Age: 50	Treasurer and Principal Financial Officer	2000-Present	Vice President, SAAMCo (2001-Present) and Head of Mutual Fund Administration, SAAMCo (2014-Present).	N/A	N/A
KATHLEEN D. FUENTES Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 47	Vice President, Chief Legal Officer and Secretary	2015-Present	Vice President and Deputy General Counsel, SAAMCo (2006-Present).	N/A	N/A
JOHN PACKS 99 High Street Boston, MA 02110 Age: 60	Vice President and Senior Investment Officer	2001-Present	Senior Investment Officer, VALIC (2001-Present); and Senior Vice President, SAAMCo (2008-Present).	N/A	N/A
GREGORY N. BRESSLER Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 49	Vice President	2005-Present	Senior Vice President, General Counsel and Assistant Secretary, SAAMCo (2005-Present).	N/A	N/A
DONNA M. MCMANUS Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 55	Vice President	2014-Present	Vice President (2014-Present), SAAMCo; Managing Director, BNY Mellon (2009 to June 2014).	N/A	N/A
SHAWN PARRY Age: 44	Vice President	2014-Present	Vice President (2014-Present), Assistant Vice President (2010-2014) SAAMCo; and Product Manager (2009-2010), Invesco Advisers, Inc.	N/A	N/A
THOMAS M. WARD Age: 49	Vice President	2008-Present	Vice President (2009-Present) and Director (2005-2009), VALIC; Vice President, VALIC Financial Advisors, Inc. (2009-Present).	N/A	N/A
MATTHEW J. HACKETHAL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 44	Acting Chief Compliance Officer Anti-Money Laundering (“AML”) Compliance Officer	2007-Present	Acting Chief Compliance Officer (2016-Present); Vice President and Chief Compliance Officer, SAAMCo (2006-Present); and AML Compliance Officer, Fund Complex (2006-Present).	N/A	N/A

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the VC II funds (“VALIC Funds”) rests with the Board of Trustees (the “Board”). The VALIC Funds have engaged VALIC as the investment adviser which oversees the day-to-day operations of the VALIC Funds and have engaged SAAMCo who manages the Fund’s assets on a day-to-day basis. The VALIC Funds have also engaged SAAMCo as the VALIC Fund’s administrator. The Board is responsible for overseeing VALIC and SAAMCo and the Subadviser and any other service providers in the operations of the VALIC Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, VC II’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-laws and the VALIC Funds’ investment objectives and strategies. The Board is presently composed of eight members, seven of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive session, at which no Interested Trustee is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Devin, an Independent Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including VALIC, SAAMCo, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Governance Committee, Brokerage Committee and Compliance and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conducts an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The VALIC Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the VALIC Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of VALIC and SAAMCo, who carry out the Fund’s investment management and business affairs, and also by the Subadviser and other service providers in connection with the services they provide to the Fund. Each of VALIC, SAAMCo and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the VALIC Funds, the Board, directly and/or through a Committee, interact with and review reports from, among others, VALIC, SAAMCo and the Fund’s other service providers (including the Fund’s distributor and transfer agent), the Fund’s Chief Compliance Officer, the independent registered public accounting firm for the Fund, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, VALIC, the Subadviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. The Board has also considered the contributions that each Trustee can make to the Board and the VALIC Funds. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the VALIC Funds and the other funds/portfolios in the fund complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Thomas J. Brown. Mr. Brown has served as Trustee since 2005. Mr. Brown is also the Chairman of the Audit Committee and serves as the Audit Committee Financial Expert and as a member of the Brokerage and Governance Committees. An “Audit Committee Financial Expert” is defined as a person who has the following attributes:(i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. Mr. Brown is a retired Chief Operating Officer and Chief Financial Officer of American General Asset Management, and previously was the Treasurer and CFO of the North American Funds. Mr. Brown also has substantial experience serving on boards of other mutual fund complexes, and is currently a trustee of Virtus Series Fund.

Dr. Judith L. Craven. Dr. Craven has served as Trustee since 1998. Dr. Craven is also the Chairman of the Compliance and Ethics Committee and serves as a member of both the Audit and the Governance Committees. Dr. Craven is a retired administrator, and has held numerous executive and directorship positions within the healthcare industry. Dr. Craven has substantial experience serving on local, state, and national boards, and is currently a director of Luby’s Restaurant and SYSCO Corporation.

William F. Devin. Mr. Devin has served as Trustee since 2001 and as Chairman of the Board since 2005. Mr. Devin also serves as a member of each of the Audit, the Brokerage, the Compliance and Ethics and the Governance Committees. Mr. Devin has approximately thirty years’ executive experience at Fidelity Investments. Mr. Devin’s experience includes Fidelity Capital Markets where he was responsible for all trading involving retail and institutional accounts, and retired as Executive Vice President in 1996. Mr. Devin is the founder and former Chairman of the National Organization of Investment Professionals.

Dr. Timothy J. Ebner. Dr. Ebner has served as Trustee since 1998. Dr. Ebner is also the Chairman of the Brokerage Committee and serves as a member of each of the Audit, the Compliance and Ethics and the Governance Committees. Dr. Ebner is Head of the Department of Neuroscience of the Medical School at the University of Minnesota. Dr. Ebner has experience serving on the boards of other mutual funds, as well as on the boards of several scientific foundations and non-profit organizations. Dr. Ebner is also an editor for the Journal of Neuroscience and is on the editorial board of three other neuroscience journals.

Judge Gustavo E. Gonzales, Jr. Judge Gonzales has served as Trustee since 1998. Judge Gonzales also serves a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Judge Gonzales has extensive experience practicing law with a litigation emphasis on criminal defense, as well as general practice. He is formerly the Judge of Municipal Court No. 5 in Dallas, Texas. Judge Gonzales also currently serves on the advisory board to Dallas Catholic Charities, Immigration and legal Division and volunteers at Dallas LaVoz del Anciano.

Peter A. Harbeck. Mr. Harbeck is President and Chief Executive Officer of SAAMCo and President, Chief Executive Officer and Chairman of Advisor Group, Inc. As President and Chief Executive Officer, Mr. Harbeck is responsible for all of SAAMCo’s mutual fund businesses. During his over twenty-year tenure at SAAMCo, Mr. Harbeck has held various positions, including Chief Operating Officer and Chief Administrative Officer. In addition, Mr. Harbeck has extensive experience on various fund and annuity boards, and currently sits on the Board of Governors for the Investment Company Institute.

Kenneth J. Lavery. Mr. Lavery has served as Trustee since 2001. Mr. Lavery is also the Chairman of the Governance Committee and serves as a member of each of the Audit, the Brokerage and the Compliance and Ethics Committees. Mr. Lavery is a retired Vice President of Massachusetts Capital Resource Company at which he has nearly thirty years’ experience. Mr. Lavery also has substantial experience serving on the boards of other mutual funds and fund complexes, and has both board and executive experience at other organizations.

Dr. John E. Maupin, Jr. Dr. Maupin has served as Trustee since 1998. Dr. Maupin also serves as a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Dr. Maupin is the retired President and Chief Executive Officer of Morehouse School of Medicine in Atlanta, Georgia, and has extensive executive and administrative experience at other organizations and companies within the healthcare industry. Dr. Maupin also currently serves on the boards of LifePoint Hospitals, Inc., HealthSouth Corporation, and Regions Financials, Inc.

Effective January 1, 2016, for all VC I and VC II funds, Independent Directors and Trustees receive an annual retainer of $120,000 (Chairman receives an additional $55,000 retainer); and a meeting fee of $11,000 for each Board meeting, $2,500 for each special Board meeting attended in person and $4,000 for each Board meeting conducted by telephone. Audit Committee, Brokerage Committee, Compliance and Ethics Committee and Governance Committee members receive $2,500 for each meeting attended held in conjunction with a Board Meeting. The Audit Committee chairman, also the Audit Committee Financial Expert, receives a retainer of $35,000. The Governance Committee chairman receives a retainer of $25,000, the Compliance and Ethics Committee chairman receives a retainer of $12,500 and the Brokerage Committee chairman receives a retainer of $12,500.

The Audit Committee is comprised of all Independent Trustees with Mr. Brown as Chairman and Mr. Brown serving as the “Audit Committee Financial Expert.” The Audit Committee recommends to the Board the selection of independent registered public accounting firm for the VALIC Funds and reviews with such independent accounting firm the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent accounting firm regarding the VALIC Funds’ financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services and it is comprised of Mr. Brown, Dr. Ebner and Dr. Maupin. During the VC II fiscal year ended August 31, 2015, the Audit Committee held 4 meetings.

The Governance Committee is comprised of all Independent Trustees, with Mr. Lavery as Chairman. The Governance Committee recommends to the Board nominees for Independent Trustee membership, reviews governance procedures and Board composition, and periodically reviews Trustee compensation. The VALIC Funds do not have a standing compensation committee. During the VC II fiscal year ended August 31, 2015, the Governance Committee held 3 meetings.

The Brokerage Committee is comprised of Dr. Ebner (Chairman), Mr. Brown, Mr. Devin, Judge Gonzales, Mr. Lavery and Dr. Maupin. The Brokerage Committee reviews brokerage issues but does not meet on a formal basis. During the VC II fiscal year ended August 31, 2015, the Brokerage Committee held 2 meetings.

The Compliance and Ethics Committee is comprised of Ms. Craven (Chairman), Dr. Ebner, Judge Gonzales, Mr. Lavery and Dr. Maupin. The Compliance and Ethics Committee addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Offices as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board. During the VC II fiscal year ended August 31, 2015, the Compliance and Ethics Committee held 1 meeting.

The Independent Trustees are reimbursed for certain out-of-pocket expenses by VC II. The Trustees and officers of VC II and members of their families as a group beneficially owned less than 1% of the common stock of the Fund outstanding as of August  31, 2015.

Trustee Ownership of Shares

The following table shows the dollar range of shares beneficially owned by each Trustee.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family[2]
Thomas J. Brown	$0	$0
Dr. Judith L. Craven	0	0
William F. Devin	0	0

Dr. Timothy J. Ebner	0	0
Judge Gustavo E. Gonzales, Jr.	0	0
Kenneth J. Lavery	0	0
Dr. John E. Maupin, Jr.	0	0

[1]	Includes the value of shares beneficially owned by each Trustee in VC II as of December 31, 2015.

[2]	Includes VC II (15 series) and VC I (34 series).

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family[2]
Peter A. Harbeck	$0	$0

[1]	Includes the value of shares beneficially owned by each Trustee in VC II as of December 31, 2015.

[2]	Includes VC II (15 series) and VC I (34 series).

As of December 31, 2015, no Independent Trustee, or any of his or her immediate family members owned beneficially or of record any securities in VALIC or ACS or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation of Independent Trustees

The following table sets forth information regarding compensation and benefits earned by the Independent Trustees for the fiscal year ending August 31, 2015. Interested Trustees are not eligible for compensation or retirement benefits and thus, are not shown in the Compensation Table.

Compensation Table

Fiscal Year Ended August 31, 2015

Name of Trustee[1]	Aggregate Compensation from VC II	Total Compensation From Fund Complex Paid to Trustees
Thomas J. Brown	$ 87,600.00	$ 219,000.00
Dr. Judith L. Craven[2]	77,600.00	365,537.00
William Devin [2]	94,000.00	403,444.00
Dr. Timothy Ebner [3]	67,660.00	169,150.00
Judge Gustavo E. Gonzales[3]	67,140.00	167,850.00
Kenneth J. Lavery	84,600.00	211,500.00
Dr. John E. Maupin, Jr.	74,600.00	186,500.00

[1]	Trustees receive no pension or retirement benefits from the Fund or any other funds in the Fund Complex.
[2]

Includes VC I, VC II, Anchor Series Trust, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Series, Inc., SunAmerica Specialty Series and SunAmerica Money Market Funds, Inc.

[3]

Dr. Ebner and Judge Gonzales have chosen to defer a portion of VC II compensation under the Deferred Compensation Plan discussed below. As of August 31, 2015, the current value of the deferred compensation is $366,810 and $264,864 for Dr. Ebner and Judge Gonzales, respectively.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the “Deferred Plan”) for its Independent Trustees who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Trustees to elect to defer receipt of all or some portion of the fees payable to them for their services to VC II, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Trustee may make an annual election to defer all or a portion of his/her future compensation from VC II.

At a meeting held on October 25-26, 2010, the Board of Trustees revised the Fund’s retirement policy age of 75 to provide for a Trustee to request an additional year of eligibility as a Trustee if requested by the age of 74 1⁄2, subject to approval by the Board, up to an additional maximum of five additional years (to age 80).

APPENDIX A

DESCRIPTION OF CREDIT RATING SYMBOLS AND DEFINITIONS

Moody’s Investors Service, Inc.

Global Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa: Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Global Short-Term Ratings

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Ratings Group

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

●	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

●	Nature of and provisions of the obligation;

●	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation, are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

Standard & Poor’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. These categories are as follows:

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Active Qualifiers (Currently applied and/or outstanding)

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

P: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi: Ratings with a “pi” suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore may be based on less comprehensive information than ratings without a “pi” suffix. Ratings with a “pi” suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

●	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

●	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

●	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

●	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

●	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U.S. government securities.

pr: The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings, Inc.

Long-Term Credit Ratings

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer and obligation scale assumes an historical average recovery of between
30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (“IDR”). At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Investment Grade

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present†.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present†.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk†.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk†.

†        Table of the Relationship between Performing and Non-performing Corporate Obligations in Low Speculative Grade (Recovery Ratings are discussed in their own section)

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Obligation Rating	Performing Obligation	Non-performing Obligation
B Category	Default risk is commensurate with an Issuer Default Rating (“IDR”) in the ranges “BB” to “C”. For issuers with an IDR below “B”, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.	The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of “RR1”.

For issuers with an IDR above “B”, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

Default risk is commensurate with an IDR in the ranges “B” to “C”.

CCC Category

Default risk is commensurate with an IDR in the ranges “B” to “C”.

For issuers with an IDR below “CCC”, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.

For issuers with an IDR above “CCC”, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

Default risk is commensurate with an IDR in the ranges “B” to “C”.

The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of “RR2”.
CC Category

For issuers with an IDR below “CC”, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.

For issuers with an IDR above “CC”, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of “RR3”.
Default risk is commensurate with an IDR in the ranges “B” to “C”.

C Category	The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.	The obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of “RR4”, “RR5” or “RR6”.

Short-Term Credit Ratings

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk

Default is a real possibility.

RD: Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default

Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

VALIC COMPANY II

Part C. OTHER INFORMATION

ITEM 28.	EXHIBITS

a.	(1) Agreement and Declaration of Trust (1)
(2)	Amendment to Agreement and Declaration of Trust (2)
(3)	Amended and Restated Agreement and Declaration of Trust dated October 26, 2010 (19)

(4)	Amended and Restated Certificate of Trust dated 09/25/2000 (6)
(5)	Amended and Restated Certificate of Trust dated 12/31/2001 (8)
(6)	Restated Certificate of Trust dated October 26, 2010 (19)

(7)	Certificate of Designation for:
(a)	American General International Growth Fund (1)
(b)	American General Large Cap Growth (1)
(c)	American General Mid Cap Growth Fund (1)
(d)	American General Small Cap Growth Fund (1)
(e)	American General International Value Fund (1)
(f)	American General Large Cap Value Fund (1)
(g)	American General Mid Cap Value Fund (1)
(h)	American General Small Cap Value Fund (1)
(i)	American General Socially Responsible Fund (1)
(j)	American General Balanced Fund (1)
(k)	American General High Yield Bond Fund (2)
(l)	American General Strategic Bond Fund (2)
(m)	American General Domestic Bond Fund (1)
(n)	American General Core Bond Fund (2)
(o)	American General Money Market Fund (1)
(p)	American General Growth Lifestyle Fund (1)
(q)	American General Moderate Growth Lifestyle Fund (1)
(r)	American General Conservative Growth Lifestyle Fund (1)
(s)	American General S&P 500 Index Fund (1)
(t)	American General Mid Cap Index Fund (1)
(u)	American General Small Cap Index Fund (1)
(v)	North American International Growth Fund (6)

North American – Goldman Sachs Large Cap Growth Fund

North American – State Street Large Cap Value Fund

North American – INVESCO Mid Cap Growth Fund

North American – Neuberger Berman Mid Cap Value Fund

North American – J.P. Morgan Small Cap Growth Fund

North American – Small Cap Value Fund

North American – AG Socially Responsible Fund

North American – AG Core Bond Fund

North American – AG High Yield Bond Fund

North American – AG Strategic Bond Fund

North American – AG Conservative Growth Lifestyle Fund

North American – AG Aggressive Growth Lifestyle Fund

North American – AG Moderate Growth Lifestyle Fund

North American – AG 2 Money Market Fund

(w)	Amended and Restated Certificate of Designation (8)

(Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, International Small Cap Equity

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Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Moderate Growth Lifestyle Fund, Money Market II Fund, Small Cap Growth Fund, Small Cap Value Fund, Socially Responsible Fund, Strategic Bond Fund)

(x)	Certificate of Designation of International Small Cap Equity Fund formerly known as International Growth II Fund (12)

(8)	Certificate of Termination for:
(a)	American General S&P 500 Index Fund (2)
(b)	American General Mid Cap Index Fund (2)
(c)	American General Small Cap Index Fund (2)

(9)	Amended and Restated Certificate of Designation dated October 26, 2010. (19)

(Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, International Small Cap Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Moderate Growth Lifestyle Fund, Money Market II Fund, Small Cap Growth Fund, Small Cap Value Fund, Socially Responsible Fund and Strategic Bond Fund)

(10)	2nd Amended and Restated Certificate of Designation of International Opportunities Fund, formerly known as International Small Cap Equity Fund, dated May 1, 2012. (21)

(11)	Form of Amended and Restated Certificate of Designation of Government Money Market II Fund, formerly known as Money Market II Fund, effective September 28, 2016. (Filed herewith)

b.	Amended and Restated Bylaws effective October 26, 2010 (19)

c.	Not Applicable.

d.	(1)(a) Investment Advisory Agreement between the Registrant and The Variable Annuity Life Insurance Company

(“VALIC”) dated January 1, 2002 (2)

(b)	Amendment No. 1 to the Investment Advisory Agreement dated December 10, 2007. (17)
(c)	Amendment No. 2 to the Investment Advisory Agreement dated July 24, 2009 (17)
(d)	Amendment No. 3 to the Investment Advisory Agreement dated December 1, 2009 (17)
(e)	Amendment No. 4 to the Investment Advisory Agreement dated December 14, 2009 (17)
(f)	Amendment No. 5 to the Investment Advisory Agreement dated June 1, 2010 (18)
(g)	Amendment No. 6 to the Investment Advisory Agreement dated June 7, 2010 (18)

(2)	Investment Sub-Advisory Agreements (Pre-August 2001) between VALIC and each of the following Sub- Advisers:
(a)	American General International Growth Fund (3)
(b)	American General Large Cap Growth Fund (3)
(c)	American General Mid Cap Growth Fund (3)
(d)	American General International Value Fund, American General Balanced Fund and American General Domestic Bond Fund (3)
(e)	American General Large Cap Value Fund (3)
(f)	American General Mid Cap Value Fund (3)
(g)	Fiduciary Management Associates, Inc. (3)
(h)	American General High Yield Bond Fund, American General Strategic Bond Fund and American General Core Bond Fund (3)
(i)	American General Investment Management, L.P. (3)
(j)	Bankers Trust Company (4)
(k)	INVESCO Funds Group, Inc. dated September 28, 2000 (7)

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(3)	Interim Investment Advisory Agreement between the Registrant and VALIC dated August 29, 2001 (7)

(4)	Investment Sub-Advisory Agreements (Post-August 29, 2001) between VALIC and the following Sub-Advisers:

Prior Sub-Advisers

(a)	American General Investment Management, L.P. dated August 29, 2001 (7)
(b)	Fiduciary Management Associates, Inc. dated August 29, 2001 (7)
(c)	Goldman Sachs Asset Management dated August 29, 2001 (7)
(d)	J.P. Morgan Investment Management, Inc. dated August 29, 2001 (7)
(e)	Neuberger Berman Management, Inc. dated August 29, 2001 (7)
(f)	(1) SSgA Funds Management, Inc. dated August 29, 2001 (7)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and SSgA FM dated October 31, 2007 (15)

(g)	Thompson, Siegel & Walmsley, Inc. dated August 29, 2001 (7)
(h)	(1) AIG Global Investment Corp. dated January 1, 2002 (8)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and AIGGIC dated October 11, 2004 (15)

(3) Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and AIGGIC dated October 31, 2007 (15)

(i)	(1) JPMorgan Investment Advisors, Inc. (formerly Banc One Investment Advisers, Inc.) dated January 1, 2002 (8)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and JPMIA dated October 31, 2007 (15)

(3) Form of Assignment and Assumption Agreement between JPMIA, JPMIM and VALIC dated December 31, 2009. (17)

(j)	Credit Suisse Asset Management, LLC dated January 1, 2002 (8)
(k)	Franklin Advisers, Inc. dated January 1, 2002 (8)
(l)	Putnam Investment Management, LLC dated January 1, 2002 (8)
(m)	(1) Bridgeway Capital Management, Inc. dated August 28, 2006 (14)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Bridgeway Capital dated October 31, 2007 (15)

(n)	(1) FAF Advisors, Inc (formerly U.S. Bancorp Asset Management, Inc.) dated November 7,

2005 (13)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and FAF Advisors dated October 31, 2007 (15)

(3) Form of Nuveen Asset Management, LLC dated December 31, 2010 (19)

(o)	(1) Invesco Advisers, Inc. (formerly, Invesco Aim Capital Management, Inc.) (“Invesco”) (11)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Invesco dated October 31, 2007 (15)

(3) Amendment No. 2 to the Investment Sub-Advisory Agreement between VALIC and Invesco dated December 14, 2009 (17)

(4) Investment Sub-Sub-Advisory Agreement between Invesco and Invesco Asset Management, Ltd (International Small Cap Equity Fund) dated December 14, 2009 (17)

(p)	Columbia Management Investment Advisers, LLC dated December 1, 2010. (19)

Current Sub-Advisers

(q)	J.P. Morgan Investment Management Inc. dated December 10, 2007 (15)
(r)	(1) Janus Capital Management, LLC dated June 7, 2010 (18)

(2) Investment Sub-Sub-Advisory Agreement between Janus and Perkins (International Small Cap Equity Fund) dated June 7, 2010 (18)

(s)	Metropolitan West Capital Management, Inc. dated February 8, 2010 (18)
(t)	PineBridge Investments, LLC dated March 26, 2010 (18)

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(u)	(1) SunAmerica Asset Management Corp. dated January 1, 2002 (8)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and SAAMCo dated October 31, 2007 (15)

(3) Interim Investment Sub-Advisory Agreement between VALIC and SAAMCo dated December 1, 2009 (17)

(4) Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and SAAMCo dated February 8, 2010 (18)

(v)	Tocqueville Asset Management, LP dated March 21, 2011 (20)
(w)	(1) The Boston Company Asset Management, LLC dated June 7, 2010 (18)
(2)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and The Boston Company dated December 5, 2011 (20)
(x)	(1) Wellington Management Company, LLP dated January 1, 2002 (8)
(2)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Wellington Management dated October 19, 2005 (13)
(3)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Wellington Management dated October 31, 2007 (15)
(4)	Amendment No. 3 to the Investment Sub-Advisory Agreement between VALIC and Wellington Management dated July 24, 2009 (17)
(y)	Robeco Investment Management, Inc. dated June 30, 2013 (22)
(z)	UBS Global Asset Management (Americas) Inc. dated December 5, 2011 (20)
(aa)	Massachusetts Financial Services Company dated June 20, 2012 (21)
(bb)	Wells Capital Management Incorporated dated December 9, 2013 (22)

e.	Distribution Agreements between Registrant and SunAmerica Capital Services, Inc. dated June 29, 2013 (22)

f.	Not Applicable.

g.	(1) Master Custodian Agreement between Registrant and State Street Bank and Trust Company (14)
(2)	Amendment to Master Custodian Agreement dated January 18, 2006 (14)
(3)	Amendment and Revised Fee Schedule, effective November 13, 2013, to the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006 (23)

h.	(1) Transfer Agency and Service Agreement between Registrant and VALIC (5)

(2)	Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC dated October 17, 2000 (7)

(3)	Form of Data Access Services Agreement between Registrant and State Street Bank and Trust Company (2)

(4)	Accounting Services Agreement between Registrant and VALIC (5)

(5)	Amended and Restated Accounting Services Agreement between Registrant and VALIC dated April 1, 2001 (7)

(6)	Administrative Service Agreement between the Registrant and VALIC (5)

(7)	Shareholder Services Agreement between the Registrant and VALIC dated July 17, 2001 (7)

(a) Amended Schedule A dated August 14, 2012 (21)

(8)	Administrative Services Agreement between the Registrant and SunAmerica Asset Management Corp. dated October 1, 2001 (7)

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(9)	Remote Access Service Agreement between Registrant and State Street Bank and Trust Company dated August 18, 2003 (10)

(10)	Amended and Restated Administrative Services Agreement between the Registrant and AIG SunAmerica

Asset Management Corp. dated October 30, 2007 (15)

(a) Amended Schedule I dated August 14, 2012 (21)

(12)	Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC dated October 30, 2007 (15)

(13)	Master Transfer Agency and Service Agreement between Registrant and VALIC Retirement Services Company, dated September 1, 2014 (23)

(14)	Expense Limitations Agreement between Registrant and VALIC effective January 1, 2016 through December 31, 2016. (24)

(15)	Expense Limitation Agreement between Registrant and VALIC, with respect to the Government Money Market II Fund, effective January 1, 2017 through December 31, 2017. (Filed herewith)

i.	Opinion and Consent of Counsel. Incorporated by Reference to Post Effective Amendment No. 17 to the Registrant’s Registration Statement on From N-1A filed on December 23, 2010. (File Nos. 333-53589/811-08789).

j.	Consent of Independent Registered Public Accounting Firm (Filed herewith)

k.	Not Applicable.

l.	Subscription Agreements (2)

m.	Not Applicable.

n.	Not Applicable.

o.	Reserved.

p.	(1) Code of Ethics – Invesco Advisers, Inc. (19)
(2)	Code of Ethics – Invesco Asset Management, Ltd. Inc. (17)
(3)	Code of Ethics – PineBridge Investments LLC (19)
(4)	Code of Ethics – Wellington Management Company, LLP (8)
(5)	Code of Ethics – SunAmerica Asset Management Corp. (19)
(6)	Code of Ethics – Robeco Investment Management, Inc. (21)
(7)	Code of Ethics – Tocqueville Asset Management, LP (23)
(8)	Code of Ethics – J.P. Morgan Investment Management Inc. (15)
(9)	Code of Ethics – Janus Capital Management, LLC (24) & Perkins Investment Management, LLC (21)
(10)	Code of Ethics – Metropolitan West Capital Management, LLC (19)
(11)	Code of Ethics – The Boston Company Asset Management, LLC (19)
(12)	Code of Ethics – Columbia Management Investment Advisers, LLC (19)
(13)	Code of Ethics – UBS Global Asset Management (Americas) Inc. (20)

q.	Amended Power of Attorney. (24)

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Footnotes:

1.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 6, 1998 (File Nos. 333-53589/811-08789, Accession No. 0000950129-98-002909).

2.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 2, 1998 (File Nos. 333-53589/811-08789, Accession No. 0000950129-98-003747).

3.	Incorporated herein by reference to the Registrant’s Form N-SAR filed with the Securities and Exchange Commission on April 29, 1999 (File Nos. 333-53589/811-08789, Accession No. 0001062374-99-000009).

4.	Incorporated herein by reference to the Registrant’s Form N-SAR filed with the Securities and Exchange Commission on October 29, 1999 (File Nos. 333-53589/811-08789, Accession No. 0001062374-99-000019).

5.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on January 3, 2000 (File Nos. 333-53589/811-08789, Accession No. 0000950129-00-000021).

6.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 1, 2000 (File Nos. 333-53589/811-08789, Accession No. 0000950129-00-005815).

7.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 18, 2001 (File Nos. 333-53589/811-08789, Accession No. 0000950129-01-504549).

8.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on January 11, 2002 (File Nos. 333-53589/811-08789, Accession No. 0000950129-02-000161).

9.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 19, 2002 (File Nos. 333-53589/811-08789, Accession No. 0000950129-02-006167).

10.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 18, 2003 (File Nos. 333-53589/811-08789, Accession No. 0000950129-03-006222).

11.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 20, 2004 (File Nos. 333-53589/811-08789, Accession No. 0000950129-04-007908).

12.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 29, 2004 (File Nos. 333-53589/811-08789, Accession No. 0000950129-04-010161).

13.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 12, 2005 (File Nos. 333-53589/811-08789, Accession No. 0000950129-05-011829).

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14.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 11, 2006 (File Nos. 333-53589/811-08789, Accession No. 0000950129-06-010064).

15.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 14, 2007 (File Nos. 333-53589/811-08789).

16.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 17, 2008 (File Nos. 333-53589/811-08789).

17.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 18, 2009 (File Nos. 333-53589/811-08789).

18.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 21, 2010 (File Nos. 333-53589/811-08789).

19.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 23, 2010 (File Nos. 333-53589/811-08789).

20.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 20, 2011 (File Nos. 333-53589/811-08789).

21.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 19, 2012 (File Nos. 333-53589/811-08789).

22.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 19, 2013 (File Nos. 333-53589/811-08789).

23.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 17, 2014 (File Nos. 333-53589/811-08789).

24.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 22, 2015 (File Nos. 333-53589/811-08789).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is controlled by or under common control with the Registrant.

ITEM 30.	INDEMNIFICATION

The Registrant’s Amended and Restated Declaration of Trust made as of October 26, 2010, Article VIII, Section 8.4 provides as follows:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of one or more Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in

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office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person:

(i)	did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust;
(ii)	had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office
(iii)	for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”).

A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion.

Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Section 3 of the Investment Advisory Agreement (the “Agreement”) between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The only employment of a substantial nature of VALIC’s directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption “About VC II’s Management” in the Prospectus which comprises Part A of the Registration Statement, and to the caption “Investment Adviser” of the Statement of Additional Information which comprises Part B of the Registration Statement.

ITEM 32.	PRINCIPAL UNDERWRITERS

a.

AIG Capital Services, Inc. (the “Distributor”), formerly SunAmerica Capital Services, Inc., formerly American General Distributors, Inc., acts as distributor and principal underwriter of the Registrant and as principal underwriter for VALIC Separate Account A, A.G. Separate Account A and VALIC Company II (“VC II”). The principal business address for all the officers and directors shown below is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997.

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b.	The following information is furnished with respect to each officer and director of the Distributor.

Name and Principal Business Address	Position and Offices With Underwriter AIG Capital Services, Inc.
Peter A. Harbeck	Director
James T. Nichols	Director, Chief Executive Officer and President
Rebecca A. Snider	Chief Compliance Officer
Frank P. Curran	Vice President, FINOP, Chief Financial Officer, Treasurer and Controller
Stephen A. Maginn	Director and Senior Vice President
Michael E. Treske	Chief Distribution Officer
Richard J. Gatesman II	Distribution Officer
John T. Genoy*	Vice President
Mallary Reznik	Vice President
Christine A. Nixon	Secretary
Virginia N. Puzon	Assistant Secretary

* Mr. Genoy also serves as President of the Registrant and VC I.

c.	Not applicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

THE DEPOSITOR:

The Variable Annuity Life Insurance Company

2929 Allen Parkway

Houston, Texas 77019

THE CUSTODIAN:

The State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

THE ADMINISTRATOR:

SunAmerica Asset Management, LLC

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

INVESTMENT SUB-ADVISERS:

SunAmerica Asset Management, LLC

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

ITEM 34.	MANAGEMENT SERVICES

There is no management-related service contract not discussed in Parts A or B of this Form N-1A.

ITEM 35.	UNDERTAKINGS

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”), as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 27 (the “Amendment”) to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and the State of Texas, on the 28th day of September, 2016.

VALIC Company II

By /s/ JOHN T. GENOY

John T. Genoy

President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ JOHN T. GENOY	President (Principal Executive Officer)	September 28, 2016
John T. Genoy

/s/ GREGORY KINGSTON Gregory R. Kingston	Treasurer (Principal Financial and Accounting Officer)	September 28, 2016

* Thomas J. Brown	Trustee	September 28, 2016
* Judith L. Craven	Trustee	September 28, 2016
* William F. Devin	Trustee	September 28, 2016
* Timothy J. Ebner	Trustee	September 28, 2016
* Gustavo E. Gonzales	Trustee	September 28, 2016
* Peter A. Harbeck	Trustee	September 28, 2016
* Kenneth J. Lavery	Trustee	September 28, 2016
* John E. Maupin, Jr.	Trustee	September 28, 2016

*By: /s/ KATHLEEN D. FUENTES

  Kathleen D. Fuentes

  Attorney-in-Fact

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